UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    October 25, 2016

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Director
On October 25, 2016, the Board of Directors (the “Board”) of Oceaneering International, Inc. (“Oceaneering”) elected Jon Erik Reinhardsen as a director and appointed him as a member of the Audit Committee and a member of the Compensation Committee of the Board.

Mr. Reinhardsen, 59, has been a director of Borregaard ASA since April 2016, Telenor ASA since May 2014, where he serves as Chairman of the Audit and Risk Committee, and AWilhelmsen Management AS since 2010. Mr. Reinhardsen is the President and Chief Executive Officer of Petroleum Geo-Services ASA (“PGS”), positions he has held since 2008. Prior to joining PGS, he held executive positions in Alcoa Inc. and Aker Kvaerner ASA. Mr. Reinhardsen also served as a director of Cameron International Corporation from 2009 until its acquisition by Schlumberger N.V in April 2016, Hoegh Autoliners Holding AS from 2006 to 2014, and Hoegh LNG Holdings Ltd. from 2006 to 2014.

In connection with his election, the Board approved Oceaneering entering into an indemnification agreement with Mr. Reinhardsen. The form of indemnification agreement approved is in the same form as the previously disclosed indemnification agreement entered into with the other members of the Board. The foregoing description of the indemnification agreement is qualified by reference to the complete form of agreement, which is incorporated by reference as an exhibit to this report and hereby incorporated by reference into this Item.

Compensatory Arrangements
For the remainder of 2016, the Board paid Mr. Reinhardsen a cash retainer of $20,000. Also, on October 25, 2016, the Board granted an award of 4,000 shares of restricted stock under Oceaneering’s Amended and Restated 2010 Incentive Plan (the “Incentive Plan”) to Mr. Reinhardsen, pursuant to the form of 2016 Nonemployee Director Restricted Stock Agreement approved on February 18, 2016 for nonemployee directors. The restricted stock award is scheduled to vest in full on the first anniversary of the award date, subject to: (1) earlier vesting on a change of control or the termination of the director’s service due to death; and (2) such other terms as are set forth in the award agreements. The foregoing description of the award to Mr. Reinhardsen under the Incentive Plan is not complete and is qualified by reference to the complete form of agreement, which is incorporated by reference as an exhibit to this report and hereby incorporated by reference into this Item.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
The following are being furnished as exhibits to this report.

10.1	*	Form of 2016 Nonemployee Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated February 18, 2016).
10.2	*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).
* Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	October 26, 2016	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel
and Secretary

Exhibit Index

10.1	*	Form of 2016 Nonemployee Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated February 18, 2016).
10.2	*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).
* Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.